UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K /A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2012

Commission File Number: 000-50502

PREMIER ALLIANCE GROUP, INC
(Exact Name of registrant as Specified in Its Charter)

Delaware	20-0443575
(State of other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
4521 Sharon Road
Suite 300
Charlotte, North Carolina 28211
(Address of principal executive offices)

(704) 521-8077
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.02.                      Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

The Company concluded on December 30, 2011 that: i) the unaudited interim financial statements for the three and six months ended June 30, 2010 as filed with the Securities and Exchange Commission (“SEC”) on August 13, 2010, ii) the unaudited interim financial statements for the three and nine months ended September 30, 2010 as filed with the SEC on November 15, 2010, iii) the Annual Report on Form 10-K for the year ended December 31, 2010 as filed with the SEC on March 31, 2011, and, iv) the interim unaudited financial statements for the three and six months ended June 30, 2011 as filed with the SEC on August 15, 2011, should no longer be relied upon due to an error in the recording of deemed dividends to preferred stockholders in calendar year 2010.  This deemed dividend to preferred stockholders is the result of the timing of the recording and disclosure of an “embedded beneficial conversion feature” as outlined in EITF-98-5, paragraph 8. The Company recorded the deemed dividend on preferred stock for the year ended December 31, 2010 in the amount of $273,663. This amount was recorded in the fourth quarter of 2010; however, $260,229 and $13,434 was incurred in the three months ended June 30, 2010 and September 30, 2010, respectively, and should have been recorded in those interim periods.

This error was first discovered, and was recorded, during the preparation of the Annual Report on Form 10-K and the simultaneous audit of financial statements for the year ended December 31, 2010. The Company addressed the matter at the time and concluded that no additional disclosure was required in the December 31, 2010 Form 10-K, nor was any restatement of prior interim period financial statements necessary due to the unique impact of the recording of this entry on the previously issued quarters, as it is a non-cash entry recorded below net income, has no effect on operations, cash flows or net financial position for any periods presented. Further, when preparing its Form 10-Q for the period ended June 30, 2011, the Company did not adjust or address the impact of the presentation of the proper amount for the three and six months ended June 30, 2010, in its prior year comparative unaudited statement of operations.  Management has concluded that it’s accounting and reporting of the deemed dividend on preferred stock was not appropriate and was an oversight in accordance with its established internal controls over financial reporting.

Once discovered, the Company should have disclosed the errors in its Annual Report on Form 10-K in accordance with ASC 250-10-50-7 and ASC 250-10-50-8 – “Correction of an Error in Previously Issued Financial Statements.”  Further, the Company should have taken immediate steps at that time to file an amended Form 10-Q for the three and six months ended June 30, 2010 and three and nine months ended September 30, 2010.  Had such action been taken, the Company’s controls and procedures, including its internal control over financial reporting (ICFR) would have been functioning and effective as designed as of the period covered by the respective reports.  However, such action was not taken.

Accordingly, the Company’s management has carefully reassessed this situation and filed an amendment to its Form 10-Q’s restating for the deemed dividend to preferred shareholders and disclosing its quarterly impact on all financial statement line items in accordance with ASC 250-10-50-7 for the three and six months ended June 30, 2010, the three and nine months ended September 30, 2010, and for the three and six months ended June 30, 2011 (the “10-Q Periods”), all on January 5, 2012.  However, in such filings, management did not address its reassessment of Control and Procedures as required.  The Company and its management has carefully reassessed its statements of Controls and Procedures in each of these financial reports, as well as its Annual Report on Form 10-K for the year ended December 31, 2010.

As a result, in its Annual Report on Form 10-K for the year ended December 31, 2010, the Company has filed, effective January 20, 2012, an amendment adding to Item 9, Controls and Procedures, under the caption, MANAGEMENT’S ANNUAL REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING, “During the preparation of the Annual Report on Form 10-K, management at that time discovered that it had to record deemed dividends on preferred stock to give effect for the embedded beneficial conversion feature as required by EITF Issue 98-5, Paragraph 8, in the amount of $272,663.  This amount was properly recorded in the annual financial statements for the year ended December 31, 2010.  However, this amount was recorded in its entirety in the fourth quarter of 2010, while $260,229 and $13,434 should have been recorded in the interim financial statements for the quarters ended June 30, 2010 and September 30, 2010, respectively.

At this time, management should have disclosed this fact in the Annual Report on Form 10-K in accordance with ASC 250-10-50-7 and ASC 250-10-50-8 – Correction of an Error in Previously Issued Financial Statements.  Management did not make this disclosure at the time. This required disclosure has now been added to this Amendment # 2 to Form 10-K in Footnote 20 to the Notes to Financial Statements. This non-disclosure in the interim periods ended June 30, 2010, September 30, 2010 and the Annual Report for the year ended December 31, 2010 was a breakdown by management in accordance with its procedures outlined in subparagraph (f) in paragraph 2 immediately above.”   Paragraph (f) in paragraph 2 immediately above refers to the list of controls the Company has in place for financial process and reporting.

Finally, management has disclosed, based on the above, “Based on this evaluation, our management, with the participation of the President, concluded that as of December 31, 2010 our internal control over financial reporting was not effective and did not provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external reporting purposes in accordance with U.S. generally accepted accounting principles.”

The Company has further assessed the disclosure in its interim reports for the 10-Q Periods and has filed an amendment, effective January 19, 2011, to state, “It has been determined that deemed dividends on preferred stock were not recorded in the proper interim period, thus requiring restatement of previously issued financial statements.  In light of the weakness in internal controls over financial reporting giving rise to this error, the CEO and Principal Financial Officer concluded that the Company's disclosure controls and procedures were not effective as of the end of the period covered by this report.”

All of these matters outlined above have been discussed at great length with the Company’s independent accountant, who was aware of the decisions made by management on a timely basis.

See Item 8.01. Other Events. below for a discussion of actions the Company has taken to prevent such an error from recurring.

Item 8.01.                      Other Events.

The Company (also disclosing in accordance with Item 308(c) of Regulation S-K), as part of its growth and maturation, has already taken demonstrative steps to enhance its Controls and Procedures over internal control in general, and in ICFR in particular.

•
Prior to October 24, 2011, Mark Elliott, the President and CEO had been serving the Company as its CEO, Principal Financial Officer and Principal Accounting Officer.  On October 24, 2011, the Company hired a full time Chief Financial Officer, fully segregating these roles and responsibilities.

•
The new Chief Financial Officer is a licensed CPA and has substantial experience in SEC financial reporting and compliance with both ’33 and ’34 Act requirements.  He has already assumed a leadership role in the financial reporting and internal controls arena which will enhance the Company’s ICFR.

•
In addition, in May of 2011, the Company hired a full time Controller who is also a licensed CPA and CISA and is well versed in internal accounting controls and procedures and enforcing those controls throughout our staff and providing timely information to the CFO and CEO.  Effective October 2011, his responsibilities were expanded to assist with financial reporting.

•
 The Company has also reviewed the work flow surrounding its monthly, quarterly and annual financial reporting to ensure that all reviews by appropriate parties are timely and that any edits or comments by any reviewing party get re-circulated back to the entire appropriate working group.

•
The Company has also increased its internal resources by obtaining a complete subscription to Thompson Reuters online research service providing for a depth and breadth of accounting (full ASC codification), SEC reporting, Regulation S-X and S-K resources, including complete quarterly and annual disclosure checklists.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

PREMIER ALLIANCE GROUP, INC.
(Registrant)
DATE: January 27, 2012	By:	/s/ Mark S. Elliott
Mark S. Elliott
CEO / President